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                                                                    Exhibit 10.2

                      SIXTH AMENDMENT TO LOAN DOCUMENTS

     THIS SIXTH AMENDMENT TO LOAN DOCUMENTS (this" Amendment") is made as of March 20, 2001, by and between RMH Teleservices, Inc. (the "Borrower"), and PNC BANK, NATIONAL ASSOCIATION (the "Bank").

                                  BACKGROUND

     A. The Borrower has executed and delivered to the Bank certain loan documents, some or all of which are more fully described on attached Exhibit A, which is made a part of this Amendment (collectively as amended from time to time, the "Loan Documents") which evidence the Borrower's obligations to the Bank for one or more loans or other extensions of credit (the "Obligations").

     B. The Borrower and the Bank desire to amend the Loan Documents as provided for in this Amendment.

     NOW, THEREFORE, in consideration of the mutual covenants herein contained and intending to be legally bound hereby, the parties hereto agree as follows:

     1. Certain of the Loan Documents are amended as set forth in Exhibit A. - Any and all references to any Loan Document in any other Loan Document shall be deemed to refer to such Loan Document as amended by this Amendment. This Amendment is deemed incorporated into each of the Loan Documents. Any initially capitalized terms used in this Amendment without definition shall have the meanings assigned to those terms in the Loan Documents. To the extent that any term or provision of this Amendment is or may be inconsistent with any term or provision in any Loan Document, the terms and provisions of this Amendment shall control.

     2. The Borrower hereby certifies that: (a) all of its representations and warranties in the Loan Documents, as amended by this Amendment, are, except as may otherwise be stated in this Amendment: (i) true and correct as of the date of this Amendment, (ii) ratified and confirmed without condition as if made anew, and (iii) incorporated into this Amendment by reference, (b) no Event of Default or event which, with the passage of time or the giving of notice or both, would constitute an Event of Default, exists under any Loan Document, ( c) no consent, approval, order or authorization of, or registration or filing with, any third party is required in connection with the execution, delivery and carrying out of this Amendment or, if required, has been obtained, and (d) this Amendment has been duly authorized, executed and delivered so that it constitutes the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms. The Borrower confirms that the Obligations remain outstanding without defense, set off, counterclaim, discount or charge of any kind as of the date of this Amendment.

     3. This Amendment may be signed in any number of counterpart copies and by the parties to this Amendment on separate counterparts, but all such copies shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart. Any party so executing this Amendment by facsimile transmission shall promptly deliver a manually executed counterpart, provided that any failure to do so shall not affect the validity of the counterpart executed by facsimile transmission.

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     4.  This Amendment will be binding upon and inure to the benefit of the
Borrower and the Bank and their respective heirs, executors, administrators, successors and assigns.

     5. This Amendment has been delivered to and accepted by the Bank and will be deemed to be made in the Commonwealth of Pennsylvania. This Amendment will be interpreted and the rights and liabilities of the parties hereto determined in accordance with the laws of the Commonwealth of Pennsylvania.

     6. Except as amended hereby, the terms and provisions of the Loan Documents remain unchanged, are and shall remain in full force and effect unless and until modified or amended in writing in accordance with their terms, and are hereby ratified and confirmed. Except as expressly provided herein, this Amendment shall not constitute an amendment, waiver, consent or release with respect to any provision of any Loan Document, a waiver of any default or Event of Default under any Loan Document, or a waiver or release of any of the Bank's rights and remedies (all of which are hereby reserved). The Borrower expressly ratifies and confirms the confession of judgment and waiver of jury trial provisions contained in the Loan Documents.


     WITNESS the due execution of this Amendment as a document under seal as of the date first written above.

                                        RMH Teleservices, Inc.

                                        By: /s/ J. Scot Brunke (SEAL)
                                           --------------------------------
                                        Print Name: J. Scot Brunke
                                                   ------------------------
                                        Title: CFO
                                              -----------------------------

                                        PNC BANK, NATIONAL ASSOCIATION

                                        By: /s/ Karen Shoener (SEAL)
                                           --------------------------------
                                        Print Name: Karen Shoener
                                                   ------------------------
                                        Title: V P
                                              -----------------------------

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                                 EXHIBIT A TO
                          AMENDMENT TO LOAN DOCUMENTS
                             DATED March 20, 2001

A. The "Loan Documents" that are the subject of this Amendment include the following (as any of the foregoing have previously been amended, modified or otherwise supplemented):

     1. Letter Loan Agreement dated March 21, 1997, as amended from time to time.

     2. Amended and Restated Committed Line of Credit Note dated September 27, 2000.

     3. Working Cash, Line of Credit, Investment Sweep Rider dated September 28,2000.

     4.  Working Cash Trust Agreement dated September 27,2000.

     5. All other documents, instruments, agreements, and certificates executed and delivered in connection with the Loan Documents listed in this Section A.

B.   The Loan Documents are amended as follows:

     1. Effective March 1,2001, interest on the unpaid principal balance of the Line of Credit shall bear interest at a variable per annum rate equal to, at Borrower's option in accordance with the terms of the Loan Documents, either a) LIBOR plus 250 basis points or b) the Base Rate plus 25 basis points.

     2. Effective March 1,2001, the Letter of Credit fee shall be increased to one and one-half percent ( 1 1/2% ) per annum of the face amount of all outstanding Letters of Credit.

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                             CONSENT OF GUARANTOR
     The undersigned guarantor (the "Guarantor") consents to the provisions of the foregoing Amendment (the "Amendment':) and confirms and agrees that: (a) the Guarantor's obligations under its Guaranty and Suretyship Agreement dated May 28, 1999 (the "Guaranty"), relating to the Obligations mentioned in the Amendment, shall be unimpaired by the Amendment; (b ) the Guarantor has no defenses, set offs, counterclaims, discounts or charges of any kind against the Bank, its officers, directors, employees, agents or attorneys with respect to the Guaranty; and ( c )all of the terms, conditions and covenants in the Guaranty remain unaltered and in full force and effect and are hereby ratified and confirmed and apply to the Obligations. The Guarantor certifies that all representations and warranties made in the Guaranty are true and correct.

     The Guarantor ratifies and confirms the indemnification, confession of judgment and waiver of jury trial provisions contained in the Guaranty.

     WITNESS the due execution of this Consent as a document under seal as of the date of this Amendment, intending to be legally bound hereby.

                                   RMH Teleservices International, Inc.

                                   By: /s/ J. Scot Brunke  (SEAL)
                                      ----------------------------------
                                   Print Name: J. Scot Brunke
                                              --------------------------
                                   Title: CFO
                                         -------------------------------

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